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                                                                    Exhibit 10.4

                                                                       EXHIBIT B

                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT (this "Agreement") is made as of March 30, 2000, by and between CRONOS GLOBAL INCOME FUND XVI, L.P., a California limited partnership (the "Debtor"), and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (the "Secured Party").


                              W I T N E S S E T H:

        WHEREAS, the Debtor, Cronos Containers Limited and the Secured Party have entered into a Note Purchase Agreement dated as of the date hereof (the "Note Purchase Agreement"), relating to the offer and sale of Secured Notes due 2006 (the "Notes") and is obligated thereunder to enter into this Agreement to secure the due and punctual payment of the obligations of the Debtor under the Notes and the other Purchase Documents (as defined in the Note Purchase Agreement); and

        WHEREAS, under the terms and conditions and subject to the exceptions hereinbelow provided, the Debtor is granting the Secured Party and its registered assigns, as holders of the Notes (collectively, the "Holders"), a security interest in the Collateral (as defined herein).

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1. SECURITY INTEREST IN THE COLLATERAL. For value received, and to induce the Secured Party to purchase the Notes, Debtor hereby grants and assigns to the Secured Party, as security for all present and future obligations and liabilities of the Debtor under the Notes, this Agreement and the other Purchase Documents (collectively, the "Obligations"), a security interest in, and lien on, all of the Debtor's right, title and interest in and to:

               (a) all standard and specialized marine cargo containers and all improvements, additions, parts, fittings, accessories, special tools, and attachments and accessions now or hereafter affixed thereto or used in connection therewith and all substitutions and replacements thereof (the "Containers");

               (b) all leases, management agreements, sale and purchase agreements, instruments, invoices, orders, documents of title and bills of sale relating to the Containers (including, without limitation, the Leasing Agent Agreement (as defined in the Note Purchase Agreement)) and all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of any of the foregoing documents;


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               (c) all general intangibles, rights to payment, tolls, rents, issues, profits, revenues, income, accounts receivable, contract rights and proceeds of any kind (including, without limitation, insurance, disposition proceeds and condemnation awards) with respect to or on account of the Containers or the Leasing Agent Agreement;

               (d) all rights, claims and causes of action against the manufacturer or any other party, by contract or otherwise, in respect of any defect in any of the Containers;

               (e) (i) the Money Market Account, MMA Account No. 30865757, maintained by the Debtor with IBJ Whitehall Bank & Trust Company (the "Depository") representing money and funds currently on deposit by the Debtor with the Depository in the amount of $750,000 (the "Account"), or any account both now and hereafter opened in substitution or replacement for, or as a renewal, extension, reissue or roll-over of such Account or as a reinvestment of the money or funds on deposit thereto, (ii) all moneys and funds now and hereafter deposited to such account or payable thereon, and (iii) all interest, dividends, cash, income or other property now or hereafter payable or distributable under, on, to or by reason of, such Account;

               (f) all instruments, books and records maintained by or for the Debtor concerning any of the foregoing; and

               (g) any and all cash and non-cash proceeds of the foregoing;

in each case, wherever located and whether now owned or hereafter created or acquired by the Debtor (collectively, the "Collateral").

        The Debtor agrees that the Secured Party shall have the sole power of access and withdrawal from the Account. The Debtor shall deliver or promptly cause to be delivered to the Secured Party an acknowledgment duly executed and delivered by the Depository and in form and content satisfactory to the Secured Party under which, among other things, the Depository will accept and confirm notice of the Secured Party's security interest in the Account. Unless and until an Event of Default shall have occurred and is continuing, the Debtor shall be entitled to receive and retain any and all interest, income or dividends paid in cash on the Account on a quarterly basis. Upon the occurrence and during the continuance of an Event of Default, all such rights of the Debtor to receive interest, income or dividends shall cease, and all such rights shall thereupon become vested in the Secured Party as Collateral, and the Secured Party shall have the sole and exclusive right and authority to receive and retain such interest, income or dividends. All interest, income or dividends which are received by the Debtor contrary to the provisions hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Debtor and shall be forthwith delivered to the Secured Party in the same form as so received with any necessary endorsement which the Debtor agrees to make.

        2. WARRANTIES, COVENANTS AND AGREEMENTS OF THE DEBTOR. The Debtor warrants, covenants and agrees that:


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               (a) Except for the security interest granted hereby, the Debtor is, and as to Collateral acquired after the date hereof the Debtor shall be at the time of acquisition, the owner and holder of the Collateral free from any Lien (as defined in the Note Purchase Agreement) and covenants that at all times the Collateral will be and remain free of all Liens, except Permitted Liens (as defined in the Note Purchase Agreement); the Debtor has full power and lawful authority to enter into this Agreement and to grant to the Secured Party a security interest in the Collateral as herein provided; and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

               (b) The Debtor has not heretofore signed any financing statement or security agreement covering any of the Collateral, and no such financing statement or security agreement is now on file in any public office.

               (c) The Debtor authorizes the Secured Party to file, in its discretion, financing statements signed only by the Secured Party covering the Collateral and hereby appoints the Secured Party as the Debtor's attorney-in-fact to sign and file any such financing statements covering the Collateral. At the request of the Secured Party, the Debtor will join the Secured Party in executing such documents as the Secured Party may reasonably determine from time to time to be necessary or desirable under provisions of the laws of the States of California and New York and of any other jurisdiction from time to time identified by the Secured Party and, without limiting the generality of the foregoing, the Debtor will pay the costs of filing or recording the same or of filing or recording this Agreement in such public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Agreement is deemed by the Secured Party to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and the Secured Party is hereby authorized to carry out and implement this agreement and understanding and Debtor hereby agrees to pay the costs thereof) that the Secured Party may at any time or times file as a financing statement any counterpart, copy or reproduction of this Agreement.

        3. FURTHER ASSURANCES. The Debtor agrees to take such actions and to execute such writings as the Secured Party may reasonably request to further confirm and assure the security interest granted hereby in the Collateral and to assist the realization thereon.

        4. EVENTS OF DEFAULT. The occurrence of any "Event of Default" as defined in the Note Purchase Agreement shall constitute an "Event of Default" hereunder.

        5. RIGHTS AND REMEDIES OF THE SECURED PARTY AND DEBTOR RELATED TO THE COLLATERAL. Until the occurrence of an Event of Default and subject to the provisions of the Note Purchase Agreement, the Debtor shall be entitled to exercise any and all rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note Purchase Agreement and shall receive all income from or interest on the Collateral, and if the Secured Party receives any such income or interest prior to the occurrence of an Event of Default, the Secured Party shall pay the same promptly to the Debtor.

        Upon the occurrence and continuance of an Event of Default, the Secured Party may exercise with reference to the Collateral any or all of the rights and remedies of a secured party under


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applicable law, including, without limitation, the right and power to sell at public or private sale or sales or otherwise dispose of or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under applicable law after default by a debtor and to apply the proceeds thereof toward payment of the Obligations. Specifically and without limiting the foregoing, the Secured Party shall have the right to take possession of and to exercise all rights of the Debtor pertaining to all or any part of the Collateral or any security therefor and of all books, records, papers and documents of Debtor or in Debtor's possession or control relating to the Collateral which are not already in the Secured Party's possession and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned.

        Upon the occurrence and continuance of an Event of Default, the Debtor shall hold in trust for Secured Party all rents and other payments thereafter received by Debtor with respect to the Collateral, which funds shall be delivered to the Secured Party immediately upon receipt thereof by the Debtor in the same form as received except for any necessary endorsement of the Debtor. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of Debtor or formalities prescribed by law relative to the sale or other disposition of the Collateral or the exercise of any other right or remedy of the Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is given in the manner provided herein at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale.

        The Secured Party shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which the Debtor agrees and undertakes to do at the Debtor's expense, but the Secured Party may do so in its discretion at any time after the occurrence of an Event of Default and at such time the Secured Party shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, attorneys' fees and expenses) incurred or paid by the Secured Party in connection with or incident to any collection or attempt to collect the Collateral or actions to protect or enforce the Collateral, the Purchase Documents or any security therefor shall be borne by the Debtor or reimbursed by the Debtor to the Secured Party upon demand. The proceeds received by the Secured Party as a result of any such actions in collecting or enforcing or protecting the Collateral and the Purchase Documents shall be held by the Secured Party without liability for interest thereon and shall be applied by the Secured Party as provided herein.

        In the event the Secured Party shall pay any taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral, the Purchase Documents or any security therefor, the Debtor, upon demand of the Secured Party, shall pay to the Secured Party the full amount thereof, and this Agreement shall operate as security therefor as fully and to the same extent as it operates as security


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for payment of the other Obligations secured hereunder, and for the enforcement of such repayment the Secured Party shall have every right and remedy provided for enforcement of payment of the Obligations.

        The Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

        6. PAYMENTS UPON DEFAULT. Monies received by the Secured Party through the enforcement of the security interests granted hereunder in favor of the Secured Party for the benefit of the Holders will be applied: first, to pay any amounts due to the Secured Party hereunder or under any of the other Purchase Documents; second, to pay interest (including late charges, if any) due on the Notes; and third, to pay the outstanding principal of the Notes. Any amounts and any Collateral remaining after such application and after payment of all of the Obligations in full shall be paid or delivered to Debtor, its successor or assigns, or as a court of competent jurisdiction may direct.

        7. TERMINATION. This Agreement and the security interest created hereunder shall terminate when all the Obligations have been indefeasibly paid in full, at which time the Secured Party shall execute and deliver to the Debtor, at Debtor's cost and expense, all documents which the Debtor shall reasonably request to evidence termination of such security interest.

        8. ABSOLUTE INTEREST.

               (a) All rights of the Secured Party hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any provision of this Agreement, any agreement with respect to the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from this Agreement or any other agreement or instrument relating to the foregoing, (iii) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or any consent to or departure from any guarantee, for all or any of the Obligations, or (iv) any other circumstance which might constitute a defense available to, or a discharge of, the Debtor in respect of the Obligations or this Agreement.

               (b) This Agreement shall not be construed as relieving Debtor from full liability on the Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

               (c) The Secured Party is hereby subrogated to all of Debtor's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

        9. NOTICES. Any communication, notice or demand to be given hereunder shall be duly given if delivered or mailed by certified mail, or if delivered by facsimile transmission (with


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telephonic confirmation of receipt) within one day of such delivery, to the
Debtor or the Secured Party at the respective address set forth below, or such other address as shall be designated by any party hereto to each other party hereto in a written notice delivered in accordance with the terms hereof:

Debtor:               Cronos Global Income Fund XVI, L.P.
                      c/o Cronos Capital Corp.
                      444 Market Street
                      San Francisco, CA 94111
                      Telephone No.: 415-677-8990
                      Facsimile No.: 415-677-9196
                      Attention: President

Secured Party:        IBJ Whitehall Business Credit Corporation
                      One State Street
                      New York, New York 10004
                      Telephone No.: 212-858-2000
                      Facsimile No.: 212-952-1629
                      Attention: Vice President / Operations

        10. NO WAIVER; CUMULATIVE RIGHTS. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Secured Party or allowed it by law or other agreement shall be cumulative and not exclusive the one of any other, and may be exercised by the Secured Party from time to time.

        11. APPLICABLE LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES (EXCEPT TITLE 14, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION MANDATORILY GOVERN THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED BY THIS AGREEMENT.

        Debtor hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan in the City of New York, New York, in any action or proceeding arising out of or relating to this Agreement, and the Debtor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Debtor hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and agrees that a final judgment in any such action or proceeding shall be conclusive to the fullest extent permitted by law and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Debtor irrevocably designates and appoints Dennis J.


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Tietz, President of the general partner of the Company (and the successors in such office) as its agent to receive on its behalf service of all process brought against it with respect to any such proceeding in any such court in the State of New York, such service being hereby acknowledged to be effecting and binding upon it in every respect. If for any reason such agent shall cease to be available to act as such, then the Debtor shall promptly designate a new agent for such purpose in New York, New York.

        12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

        13. AMENDMENT. The Secured Party and the Debtor may agree in writing to amend this Agreement, or waive any of the provisions of this Agreement.

        14. ENTIRE AGREEMENT. This Agreement and the other Purchase Documents constitute the entire understanding between the Secured Party and the Debtor with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Debtor and its successors and permitted assigns and shall inure to the benefit of the Secured Party and its successors and assigns. This Agreement may not be assigned by the Debtor.

        16. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, which shall remain in full force and effect, or affecting the validity or enforceability of such provision in any other jurisdiction.

        17. WAIVERS OF JURY TRIAL. EACH OF THE DEBTOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT OR THE OTHER PURCHASE DOCUMENTS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


                            [SIGNATURES ON NEXT PAGE]


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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                    CRONOS GLOBAL INCOME FUND XVI, L.P.

                                    By: CRONOS CAPITAL CORP., as General Partner


                                        By: /s/ DENNIS J. TIETZ
                                           -------------------------------------
                                           Dennis J. Tietz
                                           President


                                    IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                    By: /s/ Robert F. Brown
                                       -----------------------------------------
                                    Name: Robert F. Brown
                                    Title: Sr. Vice President




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